UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

LiqTech International, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+45 3131 5941
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LIQT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2025, LiqTech International, Inc., a Nevada corporation (the "Company") held an annual meeting (the “Annual Meeting”) of its stockholders. At the Annual Meeting, stockholders approved an amendment (the “Amendment”) to the Company's 2022 Equity Incentive Plan (the “Equity Incentive Plan”) to increase the number of shares authorized for issuance thereunder by 1,500,000 shares. The Board of Directors of the Company approved the Amendment to Equity Incentive Plan, subject to stockholder approval.

A summary description of the terms of the Amendment is set forth in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2025 (the “Proxy Statement”) under the section of the Proxy Statement entitled “Proposal 3 – Approval of Amendment to the LiqTech International, Inc. 2022 Equity Incentive Plan,” which is qualified by the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on June 5, 2025, a total of 7,267,558 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were present or represented by proxy, representing approximately seventy-six percent (76%) of the outstanding Common Stock as of April 8, 2025, the record date for the Annual Meeting.

At the Annual Meeting, three (3) proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:

Proposal No. 1: The election of Alexander Buehler, Fei Chen, Peyton Boswell, Richard Meeusen, and Martin Kunz for terms until the next succeeding annual meeting of stockholders or until such directors’ successor shall have been duly elected and qualified. The stockholders elected the five (5) directors by the following votes:

Name	For	Withheld	Broker Non-Votes
Alexander Buehler	5,706,454	61,737	1,499,367
Fei Chen	5,710,798	57,393	1,499,367
Peyton Boswell	5,516,382	251,809	1,499,367
Richard Meeusen	5,455,227	312,964	1,499,367
Martin Kunz	5,675,614	92,577	1,499,367

Proposal No. 2: The stockholders ratified Sadler, Gibb & Associates, LLC as the Company’s independent registered accounting firm by the following votes:

Votes For	7,247,807
Votes Against	7,043
Abstentions	12,708

Proposal No. 3: The stockholders voted to approve the Amendment, a copy of which was attached to the Proxy Statement as Annex A. The Amendment was approved by the following votes:

Votes For	5,509,934
Votes Against	240,410
Abstentions	17,847
Broker Non-Votes	1,499,367

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION	LOCATION
10.1	Amendment No. 1 to LiqTech International, Inc. 2022 Equity Incentive Plan, as approved by the Company’s stockholders on June 5, 2025	Filed Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: June 6, 2025	/s/Fei Chen
Fei Chen
Chief Executive Officer